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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 6, 2002

                        SECURITY FINANCIAL BANCORP, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its Charter)

     Delaware                       0-27951                 35-2085053
-------------------                 -------                 ----------
(State or other               (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



9321 Wicker Avenue, St. John, Indiana                 46373
-------------------------------------                 -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (219) 365-4344
                                                     --------------





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ITEM 5.  OTHER EVENTS.
         -------------

         On September 6, 2002, Security Financial Bancorp, Inc. issued a press release which announced that the 2002 annual meeting of stockholders will be held on December 18, 2002.

         A press release announcing the annual meeting is attached as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1 Press Release dated September 6, 2002.








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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SECURITY FINANCIAL BANCORP, INC.




Date: September 6, 2002             By:  /s/ John P. Hyland
                                         --------------------------------------
                                         John P. Hyland
                                         President and Chief Executive Officer






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